SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Enhanced Commodity Strategy Fund
The following information is added under the “Management Fee” sub-heading of the “WHO MANAGES AND OVERSEES THE FUND” section of the fund’s prospectus:
Effective October 1, 2020, DWS Enhanced Commodity Strategy Fund pays the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.850% on the first $500 million of the fund’s average daily net assets, 0.800% on the next $500 million of the fund’s average daily net assets, 0.750% on the next $500 million of the fund’s average daily net assets, 0.725% on the next $1.0 billion of the fund’s average daily net assets, 0.700% on the next $1.0 billion of the fund’s average daily net assets, 0.675% on the next $1.5 billion of the fund’s average daily net assets, and 0.650% of the fund’s average daily net assets thereafter. Prior to October 1, 2020, the fund paid the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.950% on the first $500 million of the fund’s average daily net assets, 0.900% on the next $500 million of the fund’s average daily net assets, 0.850% on the next $500 million of the fund’s average daily net assets, 0.825% on the next $1.0 billion of the fund’s average daily net assets, 0.800% on the next $1.0 billion of the fund’s average daily net assets, 0.775% on the next $1.5 billion of the fund’s average daily net assets, and 0.750% of the fund’s average daily net assets thereafter.
Please Retain This Supplement for Future Reference
September 29, 2020
PROSTKR20-40